V-Shares MSCI World ESG Materiality and Carbon Transition ETF

(Trading Symbol: VMAT)

Listed on the CBOE BZX Exchange, Inc.

Summary Prospectus
June 13, 2022
Telephone: (312) 872-7281
https://www.v-shares.com

Before you invest, you may want to review V-Shares MSCI World ESG Materiality and Carbon Transition ETF’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated May 20, 2022 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://www.v-shares.com/VMAT. You can also get this information at no cost by calling the Fund (toll-free) at 800-617-0004.

Investment Objective
The Fund seeks to track the investment results, before fees and expenses, of the MSCI World ESG Materiality and Carbon Transition Select Index (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.39%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$40	$125
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. No portfolio turnover rate is provided for the Fund because the Fund had not commenced operations prior to the date of this Prospectus.
Principal Investment Strategies
The Fund seeks to track the investment results, before fees and expenses, of the MSCI World ESG Materiality and Carbon Transition Select Index (the “Underlying Index”), which was developed by MSCI Inc. (the “Index Provider” or “MSCI”). V-Square Quantitative Management, LLC (the “Adviser”) uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in companies included in the Underlying Index. The Underlying Index is designed to represent the performance of the equity securities of companies in developed markets, including the United States and Canada, assessed to be sector leaders in the global transition to low carbon emissions.

As of the date of this prospectus, the Underlying Index consisted of securities of companies in 23 different countries throughout the world, including the United States and Canada. The Underlying Index includes all eleven sectors represented in its parent index, the MSCI World Index. The relative sector weightings that are represented in the Underlying Index are determined as a result of the portfolio construction process described below. As of April 30, 2022, approximately 59% the Underlying Index’s market capitalization (“market cap”) was allocated to companies incorporated in the United States.
The assessment to identify sector leaders in the global transition to low carbon emissions is based on a set of environmental, social, and governance (“ESG”) key issues, as determined by the Index Provider that are aligned with the “Materiality Map” of the Sustainability Accounting Standard Board (“SASB”), which attempts to identify ESG issues that are financially material to an issuer based on its industry classification. The Underlying Index is comprised of a subset of the constituents of the MSCI World Index (the “Underlying Index Universe”), which captures large- and mid-cap companies in developed markets representing approximately 85% of the free float-adjusted market cap in countries determined to be developed markets by the Index Provider. As of April 30, 2022, the Underlying Index included approximately 570 component securities.
Underlying Index Construction Process
Step 1 – Exclusions
Companies in the Underlying Index Universe are excluded from the Underlying Index if they meet any of the following criteria:

Controversial Weapons
All companies involved in Controversial Weapons as defined by the methodology of the MSCI Ex-Controversial Weapons Indexes. For example, companies are excluded for involvement in cluster bombs, landmines, depleted uranium weapons, chemical and biological weapons, blinding laser weapons, non-detectable fragments, and incendiary weapons.

Tobacco	All companies deriving 5% or more of their revenue from the production of tobacco related products or 15% or more of their revenue from the production, distribution, retail, supply, and licensing of tobacco-related products.
Thermal Coal Mining
All companies deriving 5% or more of their revenue from the mining of thermal coal (including lignite, bituminous, anthracite and steam coal) and its sale to external parties, excluding revenue from metallurgical coal, coal mined for internal power generation (e.g., in the case of vertically integrated power producers), intracompany sales of mined thermal coal, and revenue from coal trading (either reported or estimated).

Thermal Coal Power	All companies deriving 5% or more of their revenue (either reported or estimated) from thermal coal-based power generation.
Unconventional Oil & Gas	All companies deriving 5% or more of their revenue from unconventional oil & gas, including revenue from oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane.
Asset Stranding	All companies classified in the Low Carbon Transition (LCT) category of Asset Stranding. This represents the potential for companies to experience “stranding,” referring to unanticipated or premature write-downs, of physical/natural assets due to regulatory, market, or technological forces arising from low carbon transition. For example, companies with assets tied to fossil fuels that are facing the impact of changes associated with decarbonizing the economy.
United Nations Global Compact Principles	All companies that fail to comply with the United Nations Global Compact Principles, which includes fundamental responsibilities in four areas: human rights, labor, environment, and anti-corruption.
Step 2 – Ranking

Each of the remaining companies in the Underlying Index Universe (collectively, the “Eligible Companies”) is then ranked within its sector based on the company’s “SASB-aligned ESG Score,” which is a proprietary scoring methodology maintained by the Index Provider. The SASB-aligned ESG Score for a company reflects the weighted average of a set of relevant “Key Issue Scores,” calculated by the Index Provider, that are aligned with SASB’s Materiality Map. Key Issue Scores applicable to a company are based on key issues relevant to the company’s sub-industry. For example, a company in the airlines sub-industry is scored based on the Key Issues of governance, carbon emissions, labor management, and product safety and quality, while a company in the consumer finance sub-industry is scored based on the key issues of consumer financial protection and privacy and data security. If two companies have the same SASB-aligned ESG score, then the company with the larger market cap receives the higher rank.
Step 3 – Selection
At each annual reconstitution of the Underlying Index, companies are selected for inclusion in the Underlying Index sector by sector based on their in-sector ranking and on the following order of priority within each sector until the cumulative market cap of a particular sector reaches 40% of the cumulative market cap of Eligible Companies in that sector:
1.Eligible Companies with market caps within the top 25% of the cumulative market cap of the applicable sector are added in the order of in-sector rank;
2.Current index constituents with market caps within the top 50% of the cumulative market cap of the applicable sector are included in the order of in-sector rank; and
3.The remaining Eligible Companies in the applicable sector are added in the order of in-sector rank.
Step 4 – Weighting
Companies selected for inclusion in the Underlying Index are then weighted based on the product of their market cap weight in the Underlying Index Universe and a “Tilt Score” based on the company’s Low Carbon Transition (“LCT”) category. Low carbon transition refers to the global transition to a low carbon economy. The LCT category for each company is determined by MSCI ESG Research’s Low Carbon Transition Risk assessment, which is designed to identify potential leaders and laggards by holistically measuring companies’ exposure to and management of risks and opportunities related to the low carbon transition. Specifically, the LCT category groups companies into one of five categories that highlight the predominant risks and opportunities they are most likely to face in the transition. The table below lists the four categories that are used for the Tilt Score (companies in the Asset Stranding category are excluded from the Underlying Index). A higher Tilt Score results in a higher weighting in the Underlying Index.

LCT Category	LCT Risk/Opportunity	Sample industries	Tilt Score
Product Transition	Reduced demand for carbon-intensive products and services. Leaders and laggards are defined by the ability to shift product portfolio to low-carbon products.	Oil & gas exploration & production; Petrol/diesel based automobile manufacturers, thermal power plant turbine manufacturers	0.5
Operational Transition	Increased operational and/or capital cost due to carbon taxes and/or investment in carbon emission mitigation measures leading to lower profitability of the companies.	Fossil fuel based power generation, cement, steel	0.75
Neutral	Limited exposure to low carbon transition carbon risk, though companies could have exposure to physical risk and/or, for instance in the case of financial services companies, indirect exposure to low carbon transition risk via lending or investment, for example.	Financial services, consumer staples, healthcare	1
Solutions	Potential to benefit through the growth of low-carbon products and services.	Renewable electricity, electric vehicles, solar cell manufacturers	2
After the application of the Tilt Score, the weights of securities in the Underlying Index are normalized so that the sector weights in the Underlying Index are the same as they would have been absent the application of the Tilt Score.
The Underlying Index is reconstituted and rebalanced annually in May. At each reconstitution of the Underlying Index, the weights of individual securities are capped at 10%.
Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies. The Fund uses a full replication methodology when practical to manage the Fund. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).
The Underlying Index is sponsored by MSCI, which is independent of the Fund and the Adviser. The Underlying Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund will not concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except to the extent that the Underlying Index concentrates in a particular industry or group of industries. No such concentration existed as of April 30, 2022.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means that it may focus its investments in the securities of relatively few issuers.

Principal Risks

As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
Low Carbon Transition Investment Strategy Risk. The Fund’s strategy of investing in securities of companies participating in the opportunities and the management of risks associated with the global transition to low carbon emissions limits the type and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not seek to minimize carbon exposure. The Fund’s low carbon transition investment strategy may result in the Fund investing in securities or industry sectors that underperform the market.
General Market Risk. The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.
ESG Risk. Applying ESG criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG criteria. In addition, ESG information and scores across third-party data providers, indices, and other funds may differ and/or be incomparable.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
Newer Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund.
Mid-Cap Companies Risk. Companies defined as mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.
Large-Cap Company Risk. The Fund's investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Securities Lending Risk. There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
•Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
•Trading. Although Shares are listed for trading on the CBOE BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
Passive Investment Risk. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Index.

New Index Risk. The Underlying Index is recently constituted and therefore there is uncertainty about how the Underlying Index may operate in various market conditions in response to financial, geopolitical or other shocks.
Tracking Error Risk. There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.
Methodology Risks. The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks. In addition, the Underlying Index’s methodology incorporates data and scores provided by third-parties which may be unavailable or limited for certain issuers, which could result in the Underlying Index not achieving its objective.
Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.
Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve their investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Performance Information
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be present in this section. Updated performance is also available on the Fund’s website at https://www.v-shares.com. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.
Investment Adviser and Sub-Adviser
V-Square Quantitative Management, LLC (“V-Square” or the “Adviser”) serves as the investment adviser to the Fund. Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”) serves as sub-adviser to the Fund.
Portfolio Managers
The Fund is managed by the Sub-Adviser’s portfolio management team. Austin Wen, CFA, Portfolio Manager of VIA, and Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading of VIA, have each been a portfolio manager of the Fund since its inception in 2022.
Purchase and Sale of Fund Shares
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://www.v-shares.com.
Tax Information
Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.